                                                                    EXHIBIT 10.6


                      FIRST AMENDMENT TO LEASE AGREEMENT
                          CHANGE OF COMMENCEMENT DATE

This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of August 7, 1997, by and between LINCOLN MENLO IV&V ASSOCIATES LIMITED, a CALIFORNIA LIMITED PARTNERSHIP ("LANDLORD"), AND NUANCE COMMUNICATIONS, INC., A CALIFORNIA CORPORATION ("TENANT"), with reference to the following facts.

                                   RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated May 29, 1997 (the "Lease"), for the leasing of certain premises containing approximately 33,792 rentable square feet of space located at 1380 Willow Road, Menlo Park, California (the "Premises") as such Premises are more fully described in the Lease.

B.   Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Recitals: Landlord and Tenant agree that the above recitals are true
          --------
          and correct.

     2.   Commencement Date: The Commencement Date of the Lease shall be
          -----------------
          September 15, 1997

     3.   Expiration Date: The last day of the Term of the Lease (the
          ---------------
          "Expiration Date") shall be September 14, 2004.

     4.   Early Occupancy Period: Tenant shall have the right to occupy the
          ----------------------
          Premises on August 15, 1997 ("Occupancy Date") through September 14, 2004 ("Early Occupancy Period"), subject to the terms and conditions of the Early Occupancy Agreement dated May 29, 1997 (Addendum 2 of the Lease), except that Landlord shall not be required to complete the construction Work described in Exhibit B of the Lease prior to the Occupancy Date or the commencement of the Early Occupancy Period.

     5.   Base Rent: The dates on which the Base Rent will be adjusted are:
          ---------
          for the period September 15, 1997 to September 14, 1998 the monthly Base Rent shall be $62,515.20, for the period September 15, 1998 to September 14, 1999 the monthly Base Rent shall be $64,204.80, for the period September 15, 1999 to September 14, 2000 the monthly Base Rent shall be $65,894.40, for the period September 15, 2000 to September 14, 2001 the monthly Base Rent shall be $67,584.00, for the period September 15, 2001 to September 14, 2002 the monthly Base Rent shall be $69,273.60, for the period September 15, 2002 to September 14, 2003 the monthly Base Rent shall be $70,963.20; and for the period September 15, 2003 to September 14, 2004 the monthly Base Rent shall be $72,652.80

     6.   Effect of Amendment: Except as modified herein, the terms and
          -------------------
          conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     7.   Definitions: Unless otherwise defined in this Amendment, all terms not
          -----------
          defined in this Amendment shall have the meaning set forth in the Lease.

     8.   Authority: Subject to the provisions of the Lease, this Amendment
          ---------
          shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     9 The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TENANT:

Nuance Communications, Inc.,
a California corporation

By:   /s/ Signature Illegible

Its:  PRESIDENT

Date: _____________________________



LANDLORD:

LINCOLN MENLO IV & V ASSOCIATES LIMITED, a California limited partnership

By:  Lincoln Property Company Management Services, Inc.,
     As Manager and Agent for Landlord

     By:  _________________________
          Vice President

     Date: ________________________

                                LEASE AGREEMENT
                                     (NNN)
                            BASIC LEASE INFORMATION

LEASE DATE:              May 29, 1997

LANDLORD:                LINCOLN MENLO IV & V ASSOCIATES LIMITED,
                         a California limited partnership

LANDLORD'S ADDRESS:      c/o Lincoln Property Company Management Services, Inc.
                         101 Lincoln Centre Drive, Fourth Floor
                         Foster City, California 94404-1167

TENANT:                  Nuance Communications, Inc.,
                         a California corporation

TENANT'S ADDRESS:        1380 Willow Road
                         Menlo Park, CA 94025

PREMISES:                Approximately 33,792 rentable square feet as shown on
                         Exhibit A
                         ---------

PREMISES ADDRESS:        1380 Willow Road
                         Menlo Park, CA 94025

                         BUILDING Q:                   Approximately 33,792
                                                       rentable square feet
                         LOT (BUILDING'S TAX PARCEL):  (055-440-300) APN
                         PARK: WILLOW PARK:            Approximately 984,954
                                                       rentable square feet
                         PHASE V OF THE PARK:          Approximately 60,192
                                                       rentable square feet

TERM:                    August 15, 1997 ("Commencement Date"), through
                         August 14, 2004 ("Expiration Date"), for a total of 84 months

BASE RENT (PARAGRAPH3):  Sixty-two thousand five hundred fifteen and 20/100
                         Dollars ($62,515.20) per month

ADJUSTMENTS TO BASE
RENT:                    August 15, 1998           $64,204.80
                         August 15, 1999           $65,894.40
                         August 15, 2000           $67,584.00
                         August 15, 2001           $69,273.60
                         August 15, 2002           $70,963.20
                         August 15, 2003           $72,652.80

SECURITY DEPOSIT
(PARAGRAPH4):            Sixty-two thousand two hundred nineteen and 00/100
                         Dollars ($62,219.00), plus a stand-by Letter of Credit
                         (Second Security Deposit) in the initial amount of four hundred thousand and 00/100 Dollars ($400,000.00).

*TENANT'S SHARE OF OPERATING EXPENSES (PARAGRAPH6.1):       56.14% of the Phase
                                                            V
*TENANT'S SHARE OF TAX EXPENSES (PARAGRAPH6.2):             100% of the Lot
*TENANT'S SHARE OF COMMON AREA UTILITY COSTS (PARAGRAPH7):  56.14% of the Phase
                                                            V
*TENANT'S SHARE OF UTILITY EXPENSES (PARAGRAPH7):           100% of the Building
                                                            Q
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

PERMITTED USES (PARAGRAPH9):  Administrative offices, sales, research and development, shipping and receiving for speech recognition and language understanding software, but only to the extent permitted by the City of Menlo Park and all agencies and governmental authorities having jurisdiction thereof

UNRESERVED
PARKING SPACES:          One hundred one (101) non-exclusive and non-designated
                         spaces

BROKER (PARAGRAPH38):    Catalyst Real Estate Group for Tenant Cornish and Carey
                         Commercial for Landlord.

EXHIBITS:                Exhibit A - Premises, Building, Lot and/or Park
                         Exhibit B - Tenant Improvements
                         Exhibit C - Rules and Regulations
                         Exhibit D - Covenants, Conditions and Restrictions
                         Exhibit E - Hazardous Materials Disclosure Certificate
                                     - Example
                         Exhibit F - Change of Commencement Date - Example
                         Exhibit G - Tenant's Initial Hazardous Materials
                                     Disclosure Certificate
                         Exhibit H - Sign Criteria (Intentionally omitted)
                         Exhibit I - Subordination, Non Disturbance, and
                                     Attornment Agreement and Tenant Estoppel
                                     Certificate
                         Exhibit J - Improvements by Tenant

ADDENDA:                 Addendum 1: Option to Extend Lease
                         Addendum 2: Early Occupancy agreement

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                               PAGE
-------                                                               ----
1.  PREMISES                                                             3
2.  ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES           3
3.  RENT                                                                 3
4.  SECURITY DEPOSIT                                                     4
5.  TENANT IMPROVEMENTS                                                  5
6.  ADDITIONAL RENT                                                      5
7.  UTILITIES                                                            8
8.  LATE CHARGES                                                         8
9.  USE OF PREMISES                                                      9
10. ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES                10
11. REPAIRS AND MAINTENANCE                                             11
12. INSURANCE                                                           12
13. WAIVER OF SUBROGATION                                               13
14. LIMITATION OF LIABILITY AND INDEMNITY                               13
15. ASSIGNMENT AND SUBLEASING                                           14
16. AD VALOREM TAXES                                                    15
17. SUBORDINATION                                                       15
18. RIGHT OF ENTRY                                                      16
19. ESTOPPEL CERTIFICATE                                                16
20. TENANT'S DEFAULT                                                    17
21. REMEDIES FOR TENANT'S DEFAULT                                       17
22. HOLDING OVER                                                        18
23. LANDLORD'S DEFAULT                                                  19
24. PARKING                                                             19
25. SALE OF PREMISES                                                    19
26. WAIVER                                                              19
27. CASUALTY DAMAGE                                                      ?
28. CONDEMNATION                                                        20
29. ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS                           20
30. FINANCIAL STATEMENTS                                                23
31. GENERAL PROVISIONS                                                  23
32. SIGNS                                                               25
33. MORTGAGEE PROTECTION                                                25
34. QUITCLAIM                                                           25
35. MODIFICATIONS FOR LENDER                                            25
36. WARRANTIES OF TENANT                                                25
37. COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT                     26
38. BROKERAGE COMMISSION                                                26
39. QUIET ENJOYMENT                                                     26
40. LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS      27

                                LEASE AGREEMENT

DATE: This Lease is made and entered into as of the Lease Date set forth on Page 1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.   PREMISES: Landlord hereby leases the Premises to Tenant upon the terms and
     --------
conditions contained herein. Landlord hereby grants to Tenant a license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Building, the Lot and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information on Page 1 Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building and/or the Park (for example an electrical room or telephone room). Tenant further agrees that the number of rentable square feet of the Building, the Lot and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change.

2.   ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES:
     ----------------------------------------------------------

     2.1 Notwithstanding anything to the contrary contained in this Lease, the Commencement Date (and the date upon which tenant's obligation to pay Rent hereunder commences) shall be the later to occur of (i) August 15, 1997; or (ii) substantial completion of the Tenant Improvements as defined in Exhibit B,
                                                                ---------
attached hereto and incorporated by reference herein. If Landlord cannot deliver possession of the Premises on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Lease Term and the obligation to pay Rent shall commence on the date possession is tendered and the Expiration Date shall be extended commensurately. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date specified in the Basic Lease Information, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit
                                                                        -------
F hereto, wherein the parties shall specify the actual commencement date,
-
expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good condition and state of repair. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose.

     2.2 In the event Landlord permits Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including, but not limited to, the requirement to pay Rent and the Security Deposit, and to obtain the insurance required pursuant to this Lease and to deliver insurance certificates as required herein. In addition to the foregoing, Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate. If, at any time, Tenant is in default of any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments so waived by Landlord.

3.   RENT: On the date that Tenant executes this Lease, Tenant shall deliver to
     ----
Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base
Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described in the Basic Lease Information, payable in advance at Landlord's address specified in the Basic Lease Information on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In, addition to the Base Rent set forth in the Basic Lease Information, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, as well as the Administrative Expenses. Tenant shall also pay to Landlord as Additional Rent hereunder, immediately on Landlord's demand therefor, any and all costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, reasonable attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Additional Rent and Tenant shall otherwise perform all other obligations of Tenant required hereunder. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.   SECURITY DEPOSIT:
     ----------------

     4.1  SECURITY DEPOSIT: Upon Tenant's execution of this Lease, Tenant shall
          ----------------
deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default beyond applicable cure periods, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. At any time after Tenant has defaulted hereunder, Landlord may require an increase in the amount of the Security Deposit required hereunder, not to exceed the sum equal to six (6) month's Base rent payable during the last year of the Lease Term, and Tenant shall, immediately on demand, pay to Landlord additional sums in the amount of such increase As soon as practicable after the termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined solely but reasonably by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted, except as otherwise provided in the Lease. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

     4.2  SECOND SECURITY DEPOSIT: On or before occupancy, Tenant shall deliver
          -----------------------
to Landlord, as a second security deposit (the "Second Security Deposit") for the full and faithful performance by Tenant of all of its obligations under this Lease, an irrevocable negotiable letter of credit, in the form and containing the terms required herein, payable in the City of Foster City, California running in favor of Landlord issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association, in the amount of four hundred thousand and 00/100 dollars ($400,000.00) (the "Letter of Credit"). The Letter of Credit shall be (a) at sight and irrevocable (b) maintained in declining amounts stated below, whether through replacement, renewal or extension, until the sixth anniversary of the Lease. Provided, however if Tenant is or has been in default, beyond applicable cure periods, of any provision of the Lease at the fifth anniversary of the Lease, the Second Security Deposit shall be maintained as described herein throughout the Term of the Lease. (the "Letter of Credit Expiration Date") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (c) subject to the Uniform Customs and Practices for Documentary Credits (1983-Rev) International Chamber of Commerce Publication #400, and (d) acceptable to Landlord in its sole but reasonable discretion. The Letter of Credit amount shall decline and be renewed or extended as follows:

          Origination or
          Renewal/Extension Date                  Expiration Date               Amount
          ----------------------                  ---------------              ---------
          Lease Execution               August 14, 1998 (First Anniversary)   $400,000.00
          August 15, 1998               August 14, 1999 (Second Anniversary)  $320,000.00
          August 15, 1999               August 14, 2000 (Third Anniversary)   $240,000.00
          August 15, 2000               August 14, 2001 (Fourth Anniversary)  $160,000.00
          August 15, 2001               August 14, 2002 (Fifth Anniversary)   $ 80,000.00

In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's sole discretion, and shall provide, among other things, in effect that: (1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that such amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; (3) in the event of a transfer of Landlord's interest in any of the Buildings of which the Premises are a part, Landlord shall have the right to transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. If, as a result of any such application of all or any part of such security, the amount secured by the Letter of Credit shall be less than four hundred thousand and 00/100 dollars ($400,000.00) or the required Letter of Credit amount for the corresponding dates above, Tenant shall forthwith provide Landlord with additional letter(s) of credit or cash in an amount equal to the deficiency and each such additional letter of credit shall comply with all of the provisions of this Section 4.2. Tenant further covenants and warrants that it will not assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring letter of credit. However, if the Letter of Credit is not timely renewed or a substitute letter of credit or cash is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and terms set forth in this Section 4.2, Tenant, at least thirty (30) days prior to the expiration of the Letter of Credit, or immediately upon its failure to comply with each and every term of this Section 4.2, must deposit with Landlord cash security in the amounts required by, and to be held subject to and in accordance with, all of the terms and conditions set forth this Section 4.2 and all other applicable provisions of this Lease, failing which the Landlord may present such Letter of Credit to the bank in accordance with the terms of this Section 4.2, and the entire sum secured thereby shall be paid to Landlord, to be held by Landlord as provided in this Section 4.2. If Tenant is in default beyond applicable cure periods, Landlord may, but without obligation to do so, use the Second Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Second Security Deposit so applied or used so as to replenish the amount of the Second Security Deposit held to increase such deposit to the amount initially deposited with Landlord.

5.   TENANT IMPROVEMENTS: Tenant hereby accepts the Premises as suitable for
     -------------------
Tenant's intended use and as being in good operating order, condition and repair, "AS IS", except as specified in Exhibit B attached hereto. Landlord or
                                        ---------
Tenant, as the case may be, shall install and construct the Tenant Improvements (as such term is defined in Exhibit B hereto) in accordance with the terms,
                            ---------
conditions, criteria and provisions set forth in Exhibit B. Landlord and Tenant
                                                 ---------
hereby agree to and shall be bound by the terms, conditions and provisions of Exhibit B. Tenant acknowledges and agrees that neither Landlord nor any of
---------
Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any exception to the foregoing provisions must be made by express written agreement by both parties. Notwithstanding anything to the contrary contained in this Lease, on the Commencement Date the roof and the heating, ventilating and air conditioning ("HVAC") system, and the electrical, plumbing, sewer, life safety and, if applicable, security systems (collectively, "Building Systems") serving the Premises shall be in good working order and repair. If, during the first thirty (30) days of the Term, the roof or any Building System is not in the condition required by the foregoing sentence, Tenant shall notify Landlord of the need for repair, and the repair shall be completed at no cost to Tenant.

6.   ADDITIONAL RENT: It is intended by Landlord and Tenant that this Lease
     ---------------
be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

     6.1 OPERATING EXPENSES: In addition to the Base Rent set forth in Section 3, Tenant shall pay Tenant's Share, which is specified in the Basic Lease Information, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to in the Basic Lease Information. The amount of Tenant's Share of Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. These Operating Expenses may include, but are not limited to:

                  6.1.1 Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building,

                  6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

                  6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of Section 27 below, any deductible;

                  6.1.4 Landlord's cost of: (i) modifications and/or new improvements to the Building, the Common Areas and/or the Park occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed, (ii) reasonably necessary replacement improvements to the Building, the Common Areas and/or the Park after the Lease Date; and (iii) new improvements to the Building, the Common Areas and/or the Park that reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, in its sole but reasonable discretion; provided, however, that the cost for such items deemed to be capital items in accordance with typical commercial real estate accounting practices shall be amortized over the useful life of the item in accordance with generally accepted real estate accounting principles, and Tenant shall pay to landlord on a monthly basis Tenant's Share of such costs falling due during the Term.

                  6.1.5 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection;

                  6.1.6 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole discretion such services are provided;

                  6.1.7 Landlord's establishment of reasonable reserves for replacements and/or repairs of Common Area improvements, equipment and supplies;

                  6.1.8 Landlord's cost for the maintenance and repair of any rail spur and rail crossing, and for the creation and negotiation of, and pursuant to, any rail spur or track agreements, licenses, easements or other similar undertakings;

                  6.1.9 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park; and

                  6.1.10 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below.

                  Notwithstanding anything to the contrary contained in this Lease, Operating Expenses shall not include. (i) costs occasioned by the act, omission or violation of law by Landlord, any other occupant of the Project, or their respective agents, employees or contractors, or costs to correct any construction defect in the Premises or the Building; (ii) costs occasioned by fire, acts of God or other casualties, or by the exercise of the power of eminent domain; (iii) costs which Tenant pays directly to a third person or for which Landlord has a right of reimbursement from others; (iv) costs (A) arising from the disproportionate use of any utility or service supplied by Landlord to any other occupant of the Project, or (B) associated with utilities with utilities and services of a type not provided to Tenant; (v) costs incurred in connection with negotiations or disputes with other occupant(s) of the Project, and costs arising from the violation by Landlord or any occupant of the Project (other than Tenant) of the terms and conditions of any lease or other agreement; (vi) depreciation, amortization or other expense reserves, or mortgage or ground lease payments.

         6.2 TAX EXPENSES: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is specified in the Basic Lease Information, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's Share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's sole but reasonable discretion, to any and all alterations, Tenant Improvements or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park, as against Landlord's right to rent or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, gift or excess profits tax imposed upon Landlord.

         6.3 ADMINISTRATIVE EXPENSES: The Administrative Expenses set forth in this Section 6.3 are considered part of Additional Rent. In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay Landlord, without prior notice or demand, commencing on the Commencement Date and continuing thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as compensation to Landlord for accounting and management services rendered on behalf of the Building and/or the Park, one-twelfth (1/12th) of an amount equal to ten percent (10%) of the estimated amount of the aggregate of the Tenant's Share of (i) the total Operating Expenses and Tax Expenses as described in Sections 6.1 and 6.2 above, respectively, and (ii) all Common Area Utility Costs for the Park and Utility Expenses for the Premises as described in
Section 7 below (collectively, the "Administrative Expenses"). Any reconciliation of the Administrative Expenses shall be substantially in the same manner as specified in Section 6.5 below, to the extent such provisions are applicable. Tenant's obligation to pay such Administrative Expenses shall survive the expiration or earlier termination of this Lease.

         6.4 PAYMENT OF EXPENSES: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

         6.5 ANNUAL RECONCILIATION: By June 30th of each calendar year, or as soon thereafter as reasonably possible Landlord shall endeavor to furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

         6.6 AUDIT: After delivery to Landlord of at least thirty (30) days prior written notice. Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

7.       UTILITIES:  Utility Expenses, Common Area Utility Costs and all other
         ---------
sums or charges set forth in this Section 7 are considered part of Additional Rent. In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay Tenant's Share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, including without limitation, water and refuse pick up charges, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease and any reconciliation thereof shall be substantially in the same manner as specified in Section 6.5 above. The amount of Tenant's Share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof. Notwithstanding anything to the contrary contained herein, if permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company shall be referred to herein as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Building or the Park (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant hereby agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

8.       LATE CHARGES: Any and all sums or charges set forth in this Section 8
         ------------
are considered part of Additional Rent. Tenant acknowledges that late payment (the fifth day of each month or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, Administrative Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due, Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to ten percent (10%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid, (b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.       USE OF PREMISES:
         ---------------

         9.1   COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND
REGULATIONS: The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking in excess of the parking spaces already licensed to Tenant pursuant to the provisions of Section 24 of this Lease, and (iii) is compatible and consistent with the other uses then being made in the Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a
                                           ---------
part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park (collectively, the "Rules and Regulations"). Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to comply with any rule or regulation unless the same applies non-discriminatorily to all occupants of the Project, and does not unreasonably interfere with tenant's use of the Premises or Tenant's parking rights. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or alterations to the Premises, Building, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or alterations, improvements or additions made to the Premises regardless of when such Laws became effective.

         9.2 PROHIBITION ON USE: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters relating to the Premises, the Building, the Lot and/or the Park. Tenant shall honor the Rules and Regulations. If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant a reasonable sum as a penalty, in addition to all rights and remedies of Landlord hereunder including, but not limited to, the payment by Tenant to Landlord of all Enforcement Expenses and Landlord's costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.

10.      ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES:
         ----------------------------------------------------

         10.1 ALTERATIONS AND ADDITIONS: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least twenty (20) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor reasonably approved by Landlord, at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. At the time of Landlord's approval of such alteration or addition, if requested in writing by Tenant, Landlord shall notify Tenant if Landlord will require Tenant to remove such alterations or additions upon termination of this Lease. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements, Landlord may require Tenant to post and obtain a completion and indemnity bond for up to one hundred twenty-five percent (125%) of the cost of the work.

         Notwithstanding anything to the contrary contained herein, Tenant may install, make and permit to be made improvements, alterations and additions to the Premises without first obtaining Landlord's written consent thereto, provided that such improvements, alterations or additions to the Premises (a) are not structural and do not affect the structural integrity of the Premises and/or the Building, and/or (b) do not requires the issuance of a building permit by the City of Menlo Park, and/or (c) do not involve electrical and/or plumbing improvements, additions or alterations, and/or (d) do not require penetrations to the roof of the Building, and provided further that the cumulative cost of all such improvements, alterations and additions does not exceed fifteen thousand and 00/100 dollars ($15,000.00) in the aggregate over each twelve month period of the Term ("Permitted Improvements") In all events, Tenant shall be required to submit to Landlord, at least ten (10) business days prior to commencement of any improvements, written notification of Tenant's intention to complete improvements along with all plans, specifications, or construction drawings of such improvements or alterations, Tenant shall cause all Permitted Improvements to be installed by a licensed contractor and Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Upon Landlord's request, at Tenant's sole expense, all such Permitted Improvements installed by Tenant shall be removed and the Premises shall be restored to its original condition at the expiration or earlier termination of this Lease

         10.2 SURRENDER OF PREMISES: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures (other than trade fixtures), additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair (including, but not limited to, replacing all light bulbs and ballasts not in good working condition) and in the condition in which the Premises existed as of the Commencement Date, except for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove all tenant signage, trade fixtures, furniture, furnishings, personal property, additions, and other improvements, excluding the improvements installed by Tenant in Exhibit J, unless Landlord requests, in writing, that Tenant not remove some or all of such fixtures (other than trade fixtures), additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises. By the date which is twenty (20) days prior to such termination of this Lease, Landlord shall notify Tenant in writing of those fixtures (other than trade fixtures), alterations, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least twenty (20) days prior to such termination of this Lease, then Tenant shall remove all tenant signage, alterations, furniture, furnishings, trade fixtures, additions and other improvements (other than the Tenant Improvements) installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termination of this Lease.

11.      REPAIRS AND MAINTENANCE:
         -----------------------

         11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and the adjacent dock and staging areas in good, clean and safe condition and repair to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems exclusively serving the Premises, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, (g) lifts for disabled persons serving the Premises, (h) sprinkler systems, fire protection systems and security systems serving the Premises, (i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Notwithstanding the foregoing sentence, Tenant shall be responsible for the cost of replacement of capital expenditures described in this subparagraph 11.1 only on a pro-rata basis corresponding to the portion of the useful life of the capital expenditure that will be exhausted during the remainder of the Term.

         11.2 REIMBURSABLE REPAIRS AND MAINTENANCE OBLIGATIONS: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, (ii) the obligations of Landlord set forth in Section 11.3 below, and (iii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, any rail spur and rail crossing, the roof, roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors/entrances and door closers, exterior window casements, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this Section 11.2, the term "exterior" shall mean outside of and not exclusively serving the Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or (ii) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of each such contract and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such contract(s).

         11.3 LANDLORD'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's sole discretion.

         11.4  TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE OBLIGATIONS:
Except for normal maintenance and repair of the items described above. Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs and/or maintenance, plus twenty percent (20%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

12.      INSURANCE:
         ---------

         12.1 TYPES OF INSURANCE: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender(s) which afford the following coverages:
(i) worker's compensation, statutory limits, (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence, (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord reasonably deems necessary and prudent or as may otherwise be required by any of Landlord's lenders or joint venture partners.

         12.2 INSURANCE POLICIES: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed One Thousand Dollars ($1,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

         12.3 ADDITIONAL INSUREDS AND COVERAGE: Landlord, any property management company and/or agent of Landlord for the Premises, the Building, the Lot or the Park, and any lender(s) of Landlord having a lien against the Premises, the Building, the Lot or the Park shall be named as additional insureds under all of the policies required in Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other areas of the Park. It is not
             ---------
contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

         12.4 FAILURE OF TENANT TO PURCHASE AND MAINTAIN INSURANCE: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.

13.      WAIVER OF SUBROGATION: Landlord and Tenant hereby mutually waive their
         ---------------------
respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to
Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

14.      LIMITATION OF LIABILITY AND INDEMNITY: Except to the extent of damage
         -------------------------------------
resulting from the active gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel reasonably acceptable to landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, members, directors, employees, representatives, agents, contractors, shareholders, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises, Building and/or the Park, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

     Except to the extent of damage resulting from the active gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, members, employees, representatives, legal representatives, successors or assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building.

15.  ASSIGNMENT AND SUBLEASING:
     -------------------------

     15.1 PROHIBITION: Except as expressly set forth herein with respect to a Related Entity, Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) and/or Environmental Laws (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, and (b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least thirty (30) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and (iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable) or a form provided by Tenant and reasonably acceptable to Landlord, which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual and reasonable legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease or assignment (1) by itself or taken together with prior sublease(s) or partial assignment(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises excluding Tenant's initial potential sublease of all or a portion of the first floor of the Premises or a sublease or assignment to a Related Entity (2) is for a term which by itself or taken together with prior or other subleases or partial assignments is greater than fifty percent (50%) of the period remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the space described in the sublease or assignment. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee, including without limitation, a Related Entity, shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, and except with respect to a Related Entity, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Except for a permissible assignment to a Related Entity, any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Notwithstanding anything to the contrary contained herein, so long as Tenant delivers to Landlord (1) at least fifteen (15) business days prior written notice of its intention to assign or sublease the Premises to any Related Entity, which notice shall set forth the name of the Related Entity, (2) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (3) such other information concerning the Related Entity as Landlord may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises and any financial information with respect to such Related Entity, and so long as Landlord approves, in writing, of any change in the proposed use of the subject portion of the Premises, then Tenant may assign this Lease or sublease any portion of the Premises (X) to any Related Entity, or (Y) in connection with any merger, consolidation or sale of substantially all of the assets of Tenant, without having to obtain the prior written consent of Landlord thereto. For purposes of this Lease the term "Related Entity" shall mean and refer to any corporation or entity which controls, is controlled by or is under common control with Tenant, as all of such terms are customarily used in the industry, and with an equal or greater net worth as Tenant has as of the Lease commencement date.

     15.2 EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, seventy-five percent (75%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder, after deducting therefrom Tenant's reasonable costs to effect the assignment or sublet, including, without limitation, brokerage commissions, legal fees and refurbishment costs.

     15.3 WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

     For purposes of this Lease, a sale of Tenant's capital stock through any public exchange shall not be deemed an assignment, subletting or other transfer of this Lease or the Premises requiring Landlord's consent.

16.  AD VALOREM TAXES: Prior to delinquency, Tenant shall pay all taxes and
     ----------------
assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17.  SUBORDINATION: Without the necessity of any additional document being
     -------------
executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, and provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default, beyond applicable cure periods, of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (b) subject to any offsets or defenses which Tenant might have against any prior lessor, (c) bound by prepayment of more than one
(1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or
(d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant convenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within five (5) business days of receipt of demand or request by Landlord and in the form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental or consequential, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses. Notwithstanding the foregoing to the contrary, Landlord shall obtain the signature of Aetna Casualty and Surety Company to the Subordination, Non-Disturbance and attornment Agreement attached hereto as Exhibit I.

18.  RIGHT OF ENTRY: Upon twenty-four (24) hours' prior notice when possible,
     --------------
and otherwise upon reasonable prior notice, except in the case of emergency, Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times for purposes of inspection, exhibition, posting of notices, repair or alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas during the last nine (9) months of the Term. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole active gross negligence or willful misconduct of Landlord or its authorized representatives.

19.  ESTOPPEL CERTIFICATE: Tenant shall execute (and acknowledge if required by
     --------------------
any lender or ground lessor) and deliver to Landlord, within five (5) business days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a material default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental or consequential, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20.  TENANT'S DEFAULT: The occurrence of any one or more of the following events
     ----------------
shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

     20.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     20.2 The failure by Tenant to make any payment of Rent. Additional Rent or any other payment required within three (3) days after receipt of written notice from Landlord that hereunder on the date said payment is due. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within the time period required under the provisions of this Lease, or, if no time period is required, within fifteen (15) days. If such failure is susceptible of cure but cannot reasonably be cured within the aforementioned time period (if any), as determined solely but reasonably by Landlord, Tenant shall promptly commence the cure of such failure and thereafter diligently prosecute such cure to completion within the time period specified by Landlord in any written notice regarding such failure as may be delivered to Tenant by Landlord. In no event or circumstance shall Tenant have more than fifteen (15) days to complete any such cure, unless otherwise expressly agreed to in writing by Landlord (in Landlord's sole discretion), unless the nature of such cure shall require more than fifteen
(15) days and Tenant commences the cure within the fifteen (15) day period and thereafter diligently prosecutes the cure to completion.

     20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

     20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below; or

     20.6 The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease.

21.  REMEDIES FOR TENANT'S DEFAULT:
     -----------------------------

     21.1 LANDLORD'S RIGHTS: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

     21.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the cost of any Tenant Improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto, the portion of any
                                      ---------
broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil
Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder, provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951 4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

     21.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive, they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, any and all Base Rent waived by Landlord under Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

     21.4 WAIVER OF A DEFAULT: The waiver by Landlord of any default of any provision of this Lease shall not be deemed or construed a waiver of any other default by Tenant hereunder or of any subsequent default of this Lease, except for the default specified in the waiver.

22.  HOLDING OVER: If Tenant holds possession of the Premises after the
     ------------
expiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time.
Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as

Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23.  LANDLORD'S DEFAULT: Landlord shall not be deemed in breach or default of
     ------------------
this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

24.  PARKING: Tenant shall have a license to use the number of non-designated
     -------
and non-exclusive parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same.

25.  SALE OF PREMISES: In the event of any sale of the Premises by Landlord or
     ----------------
the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease, to the extent such obligations arose from and after the date of such sale, and from all liability hereunder accruing from or after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises are a part, shall be deemed a sale within the meaning of this Section
25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default, beyond applicable cure periods, of any of the provisions of this Lease.

26.  WAIVER: No delay or omission in the exercise of any right or remedy of
     ------
Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27.  CASUALTY DAMAGE.
     ---------------

     27.1 CASUALTY. If the Premises or any part thereof (excluding any alterations or improvements installed by or for the benefit of Tenant) shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or
(c) in more than one hundred eighty (180) days, from the date of such notice.

           27.1.1 MINOR INSURED DAMAGE. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within ninety (90) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant. The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord and the Premises are unfit for occupancy and/or the operation of Tenant's business, in Landlord's and Tenant's reasonable estimation.

          27.1.2 INSURED DAMAGE REQUIRING MORE THAN 90 DAYS TO REPAIR. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of:
(a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises, or (b) electing to repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant). The Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord and the Premises are unfit for occupancy and/or the operation of Tenant's business in Landlord's and Tenant's reasonable estimation. If Landlord should fail to substantially complete such repairs within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty (such 180-day period to be extended for delays caused by Tenant or any force majeure events), Tenant may within twenty (20) days after expiration of such one hundred eighty (180) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate twenty (20) days after Landlord's receipt of such notice.

          27.1.3 MAJOR INSURED DAMAGE. If the Premises are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed within one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant). During the time when Landlord is prosecuting such repairs to completion, the Rent payable hereunder shall be abated proportionately from the date Tenant vacates the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the time period that the Premises are unfit for occupancy and/or the operation of Tenant's business in Landlord's and Tenant's reasonable estimation.

          27.1.4 DAMAGE NEAR END OF TERM. Notwithstanding anything to the contrary contained in this Lease, if the damage or destruction occurs during the last twelve (12) months of the Term, during the first thirty (30) days following such damage or destruction, upon ten (10) days' prior written notice to the other party, Tenant or Landlord shall have the right to terminate this Lease, and all rights hereunder shall cease and terminate ten (10) days after receipt of the other parties such notice.

28.  CONDEMNATION: If twenty-five percent (25%) or more of the Premises is
     ------------
condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant. Notwithstanding anything to the contrary contained in this Lease, Tenant shall entitled to any separate award made to it by the condemning authority, including, without limitation, an award for moving expenses, relocation costs, loss of goodwill and the unamortized cost of any improvements installed by or at the cost of Tenant. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.  ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS:
     -----------------------------------------

     29.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate

(the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit G and incorporated herein by this reference. Tenant covenants,
---------
represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E.
                      ---------

     29.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

     29.3 PROHIBITION; ENVIRONMENTAL LAWS: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto Notwithstanding anything to the contrary contained in this Lease, landlord hereby consents to the use by Tenant of ordinary office and cleaning products in amounts customary for Tenant's permitted use of the Premises. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease, upon reasonable prior notice, to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord finds a violation of Environmental Law by Tenant or Tenant's representatives, or existence or use by Tenant or Tenant's representative of any Hazardous Materials not included on Tenant's Hazardous Materials Disclosure Certificate. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

         29.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises, the Building, the Lot or the Park. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof with respect to the use, storage, disposal or remediation of Hazardous Materials by Tenant or Tenant's Representatives. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

     29.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers and directors agree to, and shall, protect, indemnify, defend (with counsel reasonable acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of any portion of the Premises, the Building, the Lot or the Park, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, reasonable attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises, the Common Areas, the Building, the Lot or the Park as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and/or the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 29.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

     Tenant shall not be liable for nor otherwise obligated to Landlord under any provision of the Lease with respect to (i) any claim, remediation obligation, investigation obligation, liability, cause of action, attorney's fees, consultants' cost, expense or damage resulting from any Hazardous Material present in, on or about the Premises or any of the Buildings in Phase V to the extent not caused nor otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives, including without limitation, any residual Hazardous Materials which are present in, on or about the Premises, the Building or the Lot as of the Lease Date including any residual hazardous substances referred to in section 29.7 below; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises or the Building caused by any source, including third parties other than Tenant and Tenant's Representatives, as a result of or in connection with the acts or omissions of persons other than Tenant or Tenant's Representatives, provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, attorneys' and experts' fees and costs) and losses to the extent Tenant or any of Tenant's Representatives contributes to the presence of such Hazardous Materials or Tenant and/or any of Tenant's Representatives exacerbates the conditions caused by such Hazardous Materials. At Tenant's written request, Landlord shall make available for review by Tenant in Landlord's offices any environmental reports, evaluations or information bearing on the environmental condition of the Premises, any of the Buildings in Phase I or the Park to the extent same is in Landlord's possession at Landlord's offices and to the extent not otherwise treated as confidential or otherwise protected under any attorney-client privilege, attorney work-product privilege or similar laws.

     29.6 SURVIVAL: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord's environmental consultants in concurrence with Tenant's environmental consultants (both environmental consultants to act reasonably and in good faith) that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease due to the acts or omissions of Tenant or any of Tenant's Representatives with respect to Hazardous Materials, including without limitation any violation of applicable Environmental Laws at the expiration or earlier termination of this Lease, then in Landlord's sole discretion, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous

Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

     29.7 DISCLOSURE: The land described herein contains residual hazardous
          ----------
substances such condition renders the land and the owner, Tenant or other possessor of the land subject to requirements, restrictions, provisions, and liabilities contained in Chapter 6.5 and Chapter 6.8 of division 20 of the Health and Safety Code, as same may be amended from time, and any successor statutes thereof. This statement is not a declaration that a hazard to public health, safety and welfare exists.

30.  FINANCIAL STATEMENTS: Tenant, for the reliance of Landlord, any lender
     --------------------
holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after receipt of Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant If Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option.

31.  GENERAL PROVISIONS:
     ------------------

     31.1 TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor

     31.2 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     31.3 RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.

     31.4 LANDLORD'S PERSONAL LIABILITY. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Premises or the Building or the Project, and Tenant agrees to look solely to the Premises, Building or Project for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord (including without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of Landlord (including without limitation, any property management company of Landlord) shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease upon transfer of Landlord's interest in the Premises or the Building.

     31.5 SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

     31.6 CHOICE OF LAW. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

     31.7 ATTORNEYS' FEES. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any

     31.8 ENTIRE AGREEMENT. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

     31.9 WARRANTY OF AUTHORITY. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

     31.10 NOTICES. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid, or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen
(18) years of age, or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Except as expressly set forth in this Lease, any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162 (including any amendments, supplements or substitutions thereof), is hereby waived by Tenant.

     31.11 JOINT AND SEVERAL. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

     31.12 COVENANTS AND CONDITIONS. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

     31.13 WAIVER OF JURY TRIAL. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage

     31.14 COUNTERCLAIMS. In the event Landlord commences any proceedings for nonpayment of Rent, Additional Rent, or any other sums or amounts due hereunder, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the right to offset the amount of any final judgment owed by Landlord to Tenant.

     31.15 UNDERLINING. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

     31.16 MERGER. The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination or this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord, (i) shall terminate all or any existing subleases or subtenancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtenancies. Landlord's election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.

32.  SIGNS: All signs and graphics of every kind visible in or from public view
     -----
or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval which shall not be unreasonably withheld, but, will be based on the signage guidelines and practices within the Park, and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit H hereto and made a part hereof. Notwithstanding
                ---------
anything to the contrary contained in this Lease, Tenant shall have the right to display its corporate name and logo on the existing Building monument sign, Building entrance glass door (but only one corporate name may appear on the Building entrance glass door if Tenant subleases a portion of the Premises) Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33.  MORTGAGEE PROTECTION: Upon any default on the part of Landlord, Tenant will
     --------------------
give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety (90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without any obligation to determine whether an event of default exists under such lender's loan to Landlord

34.  QUITCLAIM: Upon any termination of this Lease, Tenant shall, at Landlord's
     ---------
request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.

35.  MODIFICATIONS FOR LENDER: If, in connection with obtaining financing for
     ------------------------
the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights, materially increase Tenant's obligations or require Tenant to pay additional sums hereunder or adversely affect the use, occupancy or quiet enjoyment of Tenant hereunder.

36.  WARRANTIES OF TENANT: Tenant hereby warrants and represents to Landlord,
     --------------------
for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto, except as otherwise expressly provided in this Lease. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37.  COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: Landlord and Tenant
     -----------------------------------------------
hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Areas or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building, any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38.  BROKERAGE COMMISSION: Landlord and Tenant each represents and warrants for
     --------------------
the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall be paid by Landlord and shall only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. In no event shall Tenant be responsible for payment of a brokerage commission to Landlord's broker for any renewal or extension of the initial Term. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

39.  QUIET ENJOYMENT: Landlord covenants with Tenant, upon the paying of Rent
     ---------------
and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default, beyond applicable cure periods, of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40.  LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS:
     --------------------------------------------------------------
Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.

     IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

TENANT:

Nuance Communications, Inc.,
a California corporation

By:   /s/ Signature Illegible
      ------------------------------
Its:  PRESIDENT

Date: 6/9/97


LANDLORD:

LINCOLN MENLO IV & V ASSOCIATES LIMITED, a California limited partnership

By:    Lincoln Property Company Management Services, Inc.,
       As Manager and Agent for Landlord

       By:      /s/ Signature Illegible
                ---------------------------
                Vice President

       Date:    ___________________________

                             EXHIBIT A - PREMISES

This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated May 29, 1997 (the "Lease"), by and between LINCOLN MENLO IV & V ASSOCIATES LIMITED, a California limited partnership ("Landlord") and Nuance Communications, Inc., a California corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building Q. 1380 Willow Road, Menlo Park, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Base Lease Information and has the address specified in the Base Lease Information. The Premises are a part of and are contained in the Building specified in the Base Lease Information. The cross-hatched area depicts the Premises within the Project.

                                [CHART OMITTED]

INITIALS:
--------

TENANT:        /s/ Signature Illegible

LANDLORD:      /s/ Signature Illegible

                         EXHIBIT B TO LEASE AGREEMENT
                              TENANT IMPROVEMENTS

This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement dated May 29, 1997 (the "Lease"), by and between LINCOLN MENLO IV & V ASSOCIATES LIMITED, a California limited partnership ("Landlord") and Nuance Communications, Inc., a California corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building Q, 1380 Willow Road, Menlo Park, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.   Tenant Improvements. Subject to the conditions set forth below, Landlord
     -------------------
agrees to construct and install certain improvements ("Tenant Improvements") in the Building of which the Premises are a part in accordance with Section 2 below and pursuant to the terms of this EXHIBIT B.
                                  ---------

2.   Definition. "Tenant Improvements" as used in this Lease shall include only
     ----------
those interior portions of the Building which are described below. "Tenant Improvements" shall specifically not include any alterations, additions or improvements installed or constructed by Tenant, and any of Tenant's trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (collectively, "Personal Property"). The Tenant Improvements shall include only those interior improvements to be made to the Premises as specified in this Section 2 below. Such work, as set forth below shall be hereinafter referred to as the "Work". Landlord shall not be obligated to pay for any improvements which are not expressly set forth herein below. The Tenant Improvements shall consist of the following Work:

     (a)  Painting interior of Premises
     (b)  Install building standard base board and carpet
     (c)  Professionally clean the interior of the Premises

3.   Tenant Improvement Costs. The Tenant Improvements' cost (Tenant Improvement
     ------------------------
Costs") shall mean and include any and all costs and expenses of the Work, including, without limitation, all of the following:

     (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans and the Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

     (b) All costs of obtaining building permits and other necessary authorizations and approvals from the City of Menlo Park and other applicable jurisdictions,

     (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

     (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvement in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work;

     (e) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Final Drawings; and

     (f) A construction management fee payable to Landlord in the amount of five percent (5%) of all direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises and the Building.

4.   Building Standard Work. Landlord shall provide that the Tenant Improvements
     ----------------------
be at least equal, in quality, ??o Landlord's building standard materials, quantities and procedures then in use by Landlord ("Building Standards") attached hereto as Exhibit B-1, and shall consist of improvements which are generic in nature. Tenant shall have the right to select the color of the carpet and paint from among Landlord's Building Standard colors.

5. Landlord shall not be obligated to pay for any Tenant Improvements which are not specifically set forth in Section 2 above.

6.   Completion. The Commencement Date of the Lease shall not occur, and Tenant
     ----------
shall not be obligated to pay Rent under the Lease, until substantial completion of the Tenant Improvements. "Substantial completion" shall be the date by which all of the following have occurred: (i) Landlord has substantially completed the Work as provided herein; (ii) there remains no incomplete or defective item of Work that would adversely affect Tenant's intended use of the Premises; (iii) Landlord has delivered legal possession of the Premises to Tenant; and (iv) Landlord has obtained all approvals and permits, if any, from the appropriate governmental authorities required for the legal occupancy of the Premises and the completion of the Work.

     At Landlord's sole cost and expense, Landlord shall construct the Work in accordance with all rules, regulations, statutes, ordinances, laws and building codes (including, without limitation, the ADA) applicable thereto, in a good and workmanlike manner, free of defects and using new materials and equipment of good quality.

     Within thirty (30) days after the Commencement Date, Tenant shall have the right to submit a written "punch list" to Landlord, setting forth any defective item of construction, and Landlord shall promptly cause such items to be corrected. Notwithstanding anything to the contrary contained in this Exhibit, Tenant's acceptance of the Premises or submission of a "punch list" shall not be deemed a waiver of Tenant's right to have defects in the Tenant Improvements repaired at no cost to Tenant.

7.   Lease Provisions, Conflict. The terms and provisions of the Lease, insofar
     --------------------------
as they are applicable, in whole or in part, to this EXHIBIT B, are hereby
                                                     ---------
incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall
                            ---------                    ---------
prevail.


INITIALS:
--------

TENANT.   /s/ Signature Illegible

LANDLORD: /s/ Signature Illegible

                                   EXHIBIT B-1
                               BUILDING STANDARDS

OFFICE AREA

DEMISING PARTITION AND CORRIDOR WALLS:

     A. 6" 20-gauge metal studs at 24" O.C. (or as required by code for span) framed full height from finish floor to structure above

     B. One (1) layer 5/8" drywall Type "X" both sides of wall, fire taped only

INTERIOR PARTITIONS:

     A. 3 5/8" 25-gauge metal studs at 24" O.C. to bottom of T-bar ceiling grid approximately 9' - 0' high

     B.   Top track to be pre-formed slotted aluminum taped in

     C. One (1) layer 5/8" drywall both sides of wall, taped texture ready for paint

     D.   3 5/8" metal studs including all lateral bracing as required by code

PERIMETER DRYWALL (AT OFFICE AREAS):

     A.   One (1) layer 5/8" Type "X" drywall taped texture ready for paint

     B.   Provide alternate to texture concrete in lieu of furring walls

COLUMN FURRING:

     A.   Furring channel all sides

     B.   One (1) layer 5/8" drywall taped texture and ready for paint

     C. Provide deductive alternate for texturing columns where there are no pipes to furred out

ACOUSTICAL CEILINGS:

     A. 2' x 4' standard white T-bar grid system as manufactured by Chicago Metallic or equal

     B. 2' x 4' x 5/8" white, fissured, non-directional acoustical title to be Cortega as manufactured by Armstrong or equal

PAINTING:

     A. Sheetrock walls to receive two (2) coats of interior latex paint as manufactured by Kelly Moore or equal. Some portions of second coat to be single accent color.

     B.   Provide a deductive alternate for not painting warehouse walls

WINDOW COVERING:

     A. 1" aluminum mmi-blinds as manufactured by Levelor or equal, color to be selected by Lincoln Property Company

     B.   Blinds to be sized to fit window module

VCT:

     VCT to be 1/8" x 12" x 12" as manufactured by Armstrong - Excelon Series or equal

LIGHT FIXTURES:

     2' x 4' T-bar lay in 3-tube energy efficient fixture with cool white fluorescent tubes with prismatic acrylic lens as manufactured by Lithonia or equal

LIGHT SWITCHES:

     A.   Double switching as required by Title 24

     B.   Switch assembly to be Leviton, color - Ivory

ELECTRICAL OUTLET:

     A. 110-V duplex outlet in demising or interior partitions only, as manufactured by Leviton, color to be Ivory

     B.   Eight (8) outlets per circuit, spacing to meet code (2 per office)

     C.   Transformers to be a minimum of 20% or over required capacity

     D. Contractors to inspect electric room and to include all necessary metering costs

     E.   No aluminum wiring is acceptable

TELEPHONE OUTLET:

     A. One (1) single outlet box in wall with pullwire from outlet box to area above T-bar ceiling per office

     B.   Cover plate for phone outlets to be included

FIRE SPRINKLERS:

     As required by fire codes

TOPSET BASE:

     A.   4" rubber base as manufactured by Burke or equal, standard colors only

     B.   4" rubber base at VCT areas

TOILET AREAS:

     Wet walls to receive marlite up to 48". Floors to receive sheetvinyl and cove base as required by code

CARPET:

     Minimum 30 ounce, commercial grade, level loop, UM44-C. Type 1 Class 1. 100% continuous filament. 5-year wear guarantee. Glue down, no pad.

WOOD DOORS:

     Shall be 3'-0" x 7'-0" x 1 3/4" (unless otherwise specified) solid core, prefinished birch "Cal-Wood" B-3 or equal if approved by owner

DOOR FRAMES:

     Shall be ACI or equal, 3 3/4" or 4 7/8" throat, aluminum, dark bronze anodized, snap-on trim

HARDWARE:

     Shall be "Schlage", a lever type "Levon" D series, dark bronze 613 finish, 2 3/4" backset. Closers (where required) shall be Duro X PA X SN-1

INSULATION:

     By Title 24 insulation

PLUMBING:

     A. Shall comply with all local codes and handicapped code requirements. Fixtures shall be either "American Standard", "Koher" or "Norris". All toilet accessories and grab bars shall be "Bobrick" or equal and approved by owner

     B. Plumbing bid shall include 5 gallon minimum, or insta hot with mixer valve electric water heater

TOILET PARTITIONS:

     Shall be as manufactured by Fiat, global or equal if approved by owner. Color shall be chosen by tenant

HVAC:

     Five (5) year warranty provided on all HVAC compressor units. All penetrations and sleeper supports to be hot mopped to LPC standard. Provide alternate price for electric heat pumps at conditioned spaces. Provide time overlay switch at compressors.

WAREHOUSE AREAS:

Floor - sealed concrete
Fire Extinguishers - 2A 10 BC surface mount by code x by S.F.
Lighting - 1x8 strip lighting single tube chain hung 25ft.
Draft stops - by code UBC 198 Edition
Service electrical outlets - HVAC or heaters at tenant cost
(400 W metal halide lighting are acceptable in lieu of strip lighting at warehouse minimum 15 F.C.)1

INITIALS.
--------

TENANT:   /s/ signature Illegible

LANDLORD: /s/ signature Illegible

                                  EXHIBIT B-1
                              BUILDING STANDARDS
                           OUTLINE SPECIFICATION FOR
                 NEW OFFICE BUILD-OUT IN INDUSTRIAL BUILDINGS

OFFICE AREA

DEMISING PARTITION AND CORRIDOR WALLS:

     Note: One hr. rated walls where required based on occupancy group.

A. 6" 20-gage metal studs at 24" O.C. (or as required by code based on roof height) framed full height from finish floor to surface above.

B.   One (1) LAYER 5/8" drywall Type "X" both sides of wall, fire taped only.

INTERIOR PARTITIONS:

A. 3 5/8" 25 gage metal studs at 24" O.C. to bottom of T-Bar ceiling grid approximately 9' 0' high.

B.   One (1) layer 5/8" drywall both sides of wall, smooth ready for paint.

C.   3 5/8" metal studs including all lateral bracing as required by code.

PERIMETER DRYWALL (AT OFFICE AREAS):

A. 3 5/8" metal studs @ 24" O.C. to 12'0" above finished floor. (or as required by Title-24 for full height envelope then use demising wall spec.)

B.   One (1) layer 5/8" Type "X" drywall taped smooth and ready for paint.

COLUMN FURRING:

A.   Furring channel all sides of 2 1/2" metal studs per details.

B.   One (1) layer 5/8" drywall taped smooth and ready for paint.

C.   Columns within walls shall be furred-out.

ACOUSTICAL CEILINGS:

     Note: Gyp. Bd ceiling at all restrooms Typ.

A. 2' X 4" standard white T-Bar grid system as manufactured by Chicago Metallic of equal.

B. 2' X 4' X 5/8" white, fissured, no-directional acoustical tile to be Cortega as manufactured by Armstrong or equal.

PAINTING:

A. Sheetrock walls within office to receive two (2) coats of interior latex paint as manufactured by Kelly Moore or equal. Some portions of second coat to be single accent color.

B.   Semigloss paint all restrooms and lunch rooms.

WINDOW COVERING:

A. 1 "aluminum mini-blinds as manufactured by Levelor, Bali or equal, color to be selected by Lincoln Property Company.

B.   Blinds to be sized to fit window module.

VCT:

A. VCT to be 1/8" x 12" x 12" as manufactured by Armstrong -Excelon Series or equal.

B. Slabs shall be water proofed per manufacturer recommendations, at sheet vinyl or VCT areas.

LIGHT FIXTURES:

A. 2" X 4" T-bar lay in 3-tube energy efficient fixture with cool white fluorescent tubes with prismatic acrylic lens as manufactured by Lithonia or equal. (Approximately 50 F.C.)

                         EXHIBIT C TO LEASE AGREEMENT

                              RULES & REGULATIONS

This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated May 29, 1997 (the "Lease"), by and between LINCOLN MENLO IV & V ASSOCIATES LIMITED, a California limited partnership ("Landlord") and Nuance Communications, Inc., a California corporation ("Tenant") for the leasing of certain premises located in the Willow Park at Building Q, 1380 Willow Road, Menlo Park, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

7. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading. Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other tenants.

8. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

9.   No person shall go on the roof without Landlord's permission.

10. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

11. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

12. Tractor trailers which must be unhooked or parked with dollary wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto

13. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt

14. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

15. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

16. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing.

17. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.


INITIALS:
--------

TENANT:   /s/ Signature Illegible

LANDLORD: /s/ Signature Illegible

                                   EXHIBIT E

                  HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:      _________________________________________________________________
               _________________________________________________________________
               c/o Lincoln Property Company Management Services, Inc.
               101 Lincoln Centre Drive, Fourth Floor
               Foster City, California 94404
               Attn: ________________________________
               Phone: (415) 571-2200

Name of (Prospective) Tenant:
________________________________________________________________________________

Mailing Address:
________________________________________________________________________________
________________________________________________________________________________

Contact Person, Title and Telephone Number(s):
________________________________________________________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
________________________________________________________________________________

________________________________________________________________________________

Address of (Prospective) Premises:
__________________________________________________________

Length of (Prospective) initial Term:
_______________________________________________________
________________________________________________________________________________


1.   GENERAL INFORMATION:

     Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations
     ___________________________________________________________________________

     ___________________________________________________________________________


2.   USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

     2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

          Wastes                            Yes [ ]     No [ ]
          Chemical Products                 Yes [ ]     No [ ]
          Other                             Yes [ ]     No [ ]

          If Yes is marked, please explain.
          _______________________________________________
          ______________________________________________________________________

          ______________________________________________________________________


     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time, estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate

3.   STORAGE TANKS AND SUMPS

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

          Yes [ ]  No [ ]

          If yes, please explain:
          _________________________________________________________
          ______________________________________________________________________

          ______________________________________________________________________


4.   WASTE MANAGEMENT

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

          Yes [ ]  No [ ]

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

          Yes [ ]  No [ ]

          If yes, attach a copy of the most recent report filed.

5.   WASTEWATER TREATMENT AND DISCHARGE

     5.1  Will your company discharge wastewater or other wastes to:

          ________ storm drain?              ________ sewer?
          ________ surface water?            ________ no wastewater or other
                                                      wastes discharged.

          Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s)

     ___________________________________________________________________________

     ___________________________________________________________________________

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes [ ]  No [ ]

          If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

     ___________________________________________________________________________

     ___________________________________________________________________________

6.   AIR DISCHARGES

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes [ ]  No [ ]

          If yes, please describe:
          ________________________________________________________
          ______________________________________________________________________

          ______________________________________________________________________


     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

          If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.
     ___________________________________________________________________________
     ___________________________________________________________________________

9    PERMITS AND LICENSES

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws, (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)____________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) TENANT:

By:    _____________________________________

Title: _____________________________________

Date:  _____________________________________


INITIALS:

TENANT:   /s/ Signature Illegible

LANDLORD: ______________________

                                   EXHIBIT F
                      FIRST AMENDMENT TO LEASE AGREEMENT
                          CHANGE OF COMMENCEMENT DATE

This First Amendment to Lease Agreement (the "Amendment") is made and entered into as of ___________________________, by and between ________________________
("LANDLORD"), and _________________________ ("TENANT"), with reference to the following facts:

                                   RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated _______________________ (the "Lease"), for the leasing of certain premises containing approximately _________________________ rentable square feet of space located at _______________________________, California (the
     "Premises") as such Premises are more fully described in the Lease.

B.   Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Recitals: Landlord and Tenant agree that the above recitals are true
          --------
          and correct.

     2.   The Commencement Date of the Lease shall be ________________________.

     3.   The last day of the Term of the Lease (the "Expiration Date") shall be
          _________.

     4.   The dates on which the Base Rent will be adjusted are:

          for the period ___________ to __________ the monthly Base Rent shall be $ _________;
          for the period ___________ to __________ the monthly Base Rent shall be $ _________; and
          for the period ___________ to __________ the monthly Base Rent shall be $ _________

     5.   Effect of Amendment: Except as modified herein, the terms and
          -------------------
          conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     6.   Definitions: Unless otherwise defined in this Amendment, all terms not
          -----------
          defined in this Amendment shall have the meaning set forth in the Lease.

     7.   Authority: Subject to the provisions of the Lease, this Amendment
          ---------
          shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     8. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: PLEASE PROVIDE TENANT INFORMATION AND WORD PROCESSING WILL COMPLETE THE SIGNATURE BLOCK]


INITIALS:
--------

TENANT:   /s/ Signature Illegible

LANDLORD: _______________________

                                   EXHIBIT I
           SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT
                        AND TENANT ESTOPPEL CERTIFICATE

THIS AGREEMENT is dated the 29th day of May, 1997, and is made between AETNA CASUALTY AND SURETY COMPANY or one or more of its affiliates or designees, ("Mortgagee"), and Nuance Communications, Inc. ("Tenant").

                                   RECITALS

     (a) Tenant has entered into a certain lease ("Lease") dated May 29, 1997 with Lincoln Menlo IV and V Associates Limited as lessor ("Landlord"), covering certain premises known as ________________, California.

     (b) Mortgagee has agreed to make a mortgage loan in the amount of _______________ (the "Mortgage") to the Landlord, secured by the Demised Premises, and the parties desire to set forth their agreement herein.

     NOW, THEREFORE, in consideration of the Demised Premises and of the sum of one and 00/100 dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Said Lease is and shall be subject and subordinate to the Mortgage insofar as it affects the real property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

     2. Tenant agrees that it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Demised Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of said Lease upon the same terms and conditions set forth in said Lease.

     3. If it becomes necessary to foreclose the Mortgage, Mortgagee will not terminate said Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of said Lease

     4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

          a. liable for any act or omissions of any prior landlord (including Landlord); or

          b. liable for the return of any security deposit unless actually received by Mortgagee; or

          c. subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord), or

          d. bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

          e. bound by any amendment or modification of the Lease made without its consent; or

          f. bound by any representation or warranty made by any prior landlord (including Landlord).

     5. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

     6. Tenant agrees to give Mortgagee, by registered mail, a copy of any notice of default served upon the Landlord, to be sent to the address of such Mortgagee indicated following Mortgagee's signature line below. Tenant further agrees that if Landlord shall have failed to cure such defaults within the time provided for in this Lease, then the Mortgagee shall have an additional sixty
(60) days within which to cure such defaults or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

     IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

_____________________                   MORTGAGEE
Date
                                        AETNA CASUALTY AND SURETY COMPANY

                                        By:  _______________________________

                                        Its: _______________________________

                                        Address.  c/o AETNA INVESTMENT GROUP
                                                  151 Farmington Avenue, 1G4J
                                                  Hartford, CT 06156

_____________________                   TENANT:
Date
                                        Nuance communications, Inc.,
                                        a California corporation

                                        By: /s/ Signature Illegible

                                        Its: PRESIDENT
     with the terms of the Lease unless and until the Tenant is notified otherwise in writing by /Etna or its successors or assigns.

     It is particularly noted that:

     (a) Under the provisions of this assignment, the Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereon, without the prior written consent of /Etna or its successors or assigns, and without such consent, no rent may be collected or accepted more than two (2) months in advance

     (b) The interest of the Landlord in the Lease has been assigned to /Etna for the purposes specified in the assignment. /Etna, or its successors or assigns, assumes no duty, liability or obligation whatever under the Lease or any extension or renewal thereof.

     (c) Any notices sent to /Etna or its affiliates should be sent by registered mail and addressed to 242 Trumbull Street (IG4H), Hartford, Connecticut 06103, Attention: /Etna Real Estate Investment Group.

16. Tenant agrees to give any Mortgagee and/or Trust Deed Holders ("Mortgagee"), by registered mail, a copy of any notice of default served upon the Landlord, to be sent to such Mortgagee addressed to 242 Trumbull Street, Hartford, Connecticut 06156, Attention: Real Estate Investments. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued

17. This certificate is made to induce /Etna to make certain fundings, knowing that /Etna relies upon the truth of this certification in disbursing said funds.

18. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of the Tenant

Dated this _________ day of ________, 19_____

                                   /s/ Signature Illegible (TENANT)

                                   By: /s/ Signature Illegible

Date: _________                    Its: PRESIDENT

The undersigned hereby certifies that the certifications set forth above are true as of the date hereof.

                                   __________________________ (OWNER) (LANDLORD)

                                   By: ______________________

Date: __________                   Its: _____________________

                                   EXHIBIT J
                            IMPROVEMENTS BY TENANT

This exhibit, entitled "Improvements", is and shall constitute EXHIBIT J to that certain Lease Agreement dated May 29, 1997 (the "Lease"), by and between LINCOLN MENLO IV & V ASSOCIATES LIMITED, a California limited partnership ("Landlord"), and Nuance Communications, Inc., a California corporation ("Tenant"), for the leasing of certain premises located at 1380 Willow Road, Menlo Park, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1.   TENANT TO CONSTRUCT IMPROVEMENTS. Subject to the provisions below, Tenant
     --------------------------------
shall be solely responsible for the planning, construction and completion of the interior improvements ("Work") to the Premises in accordance with the terms and conditions of this Exhibit J. The Work shall not include any of Tenant's personal property, trade fixtures, furnishings, equipment or similar items, and shall be similar to the initial plans attached as Exhibit J-3.

2.   TENANT IMPROVEMENT PLANS.
     -------------------------

     A.   PRELIMINARY PLANS AND SPECIFICATIONS. Tenant shall retain a licensed,
          ------------------------------------
insured (if reasonably required by Landlord) architect ("Architect") to prepare preliminary working architectural and engineering plans and specifications ("Preliminary Plans and Specifications") for the Work. Tenant shall deliver the Preliminary Plans and Specifications to Landlord. The Preliminary Plans and Specifications shall be in sufficient detail to show locations, types and requirements for all heat loads, people loads, floor loads, power and plumbing, regular and special HVAC needs, telephone communications, telephone and electrical outlets, lighting, lighting fixtures and related power, and electrical and telephone switches. Landlord shall reasonably approve or disapprove the Preliminary Plans and Specifications within five (5) days after Landlord receives the Preliminary Plans and Specifications and, if disapproved, Landlord shall return the Preliminary Plans and Specifications to Tenant, who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves the Preliminary Plans and Specifications. The approved Preliminary Plans and Specifications, as modified, shall be deemed the "Final Preliminary Plans and Specifications"

     B.   FINAL PLANS AND SPECIFICATIONS. After the Final Preliminary Plans and
          ------------------------------
Specifications are approved by Landlord and are deemed to be the Final Preliminary Plans and Specifications, Tenant shall cause the Architect to prepare in twenty (20) days following Landlord's approval of the Final Preliminary Plans and Specifications the final working architectural and engineering plans, specifications and drawings, ("Final Plans and Specifications") for the Work. Tenant shall then deliver the Final Plans and Specifications to Landlord. Landlord shall reasonably approve or disapprove the Final Plans and Specifications within five (5) days after Landlord receives the Final Plans and Specifications and, if disapproved, Landlord shall return the Final Plans and Specifications to Tenant who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves, in writing, the Final Plans and Specifications. The approved Final Plans and Specifications, as modified, shall be deemed the "Construction Documents".

     C.   MISCELLANEOUS. All deliveries of the Preliminary Plans and
          -------------
Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents shall be delivered by messenger service, by personal hand delivery or by overnight parcel service. While Landlord has the right to approve the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, Landlord's interest in doing so is to protect the Premises, the Building and Landlord's interest. Accordingly, Tenant shall not rely upon Landlord's approvals and Landlord shall not be the guarantor of, nor responsible for, the adequacy and correctness or accuracy of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, or the compliance thereof with applicable laws, and Landlord shall incur no liability of any kind by reason of granting such approvals.

     D.   BUILDING STANDARD WORK. The Construction Documents shall provide that
          ----------------------
the Work to be constructed in accordance therewith must be at least equal, in quality, to Landlord's building standard materials, quantities and procedures then in use by Landlord ("Building Standards") attached hereto as Exhibit J-2, and shall consist of improvements which are generic in nature.

3.   PERMITS. Tenant at its sole cost and expense (subject to the provisions of
     -------
Paragraph 5 below) shall obtain all governmental approvals of the Construction Documents to the full extent necessary for the issuance of a building permit for the Tenant Improvements based upon such Construction Documents. Tenant at its sole cost and expense shall also cause to be obtained all other necessary approvals and permits from all governmental agencies having jurisdiction or authority for the construction and installation of the Work in accordance with the approved Construction Documents. Tenant at its sole cost and expense shall undertake all steps necessary to insure that the construction of the Work is accomplished in strict compliance with all statutes, laws, ordinances, codes, rules, and regulations applicable to the construction

     I. Landlord reserves the right to establish reasonable rules and regulations for the use of the Building during the course of construction of the Work, including, but not limited to, construction parking, storage of materials, hours of work, use of elevators, and clean-up of construction related debris.

     J. Upon completion of the Work, Tenant shall deliver to Landlord the following, all of which shall be to Landlord's reasonable satisfaction:

          (i) Any certificates required for occupancy, including a permanent and complete Certificate of Occupancy issued by the City of Menlo Park.

          (ii) A Certificate of Completion signed by the Architect who prepared the Construction Documents, reasonably approved by Landlord.

          (iii) A cost breakdown itemizing all expenses for the Work, together with invoices and receipts for the same or other evidence of payment.

          (iv) Final and unconditional mechanic's lien waivers for all the Work.

          (v) A Notice of Completion for execution by Landlord, which certificate once executed by Landlord shall be recorded by Tenant in the official records of the county of San Mateo, and Tenant shall then deliver to Landlord a true and correct copy of the recorded Notice of Completion.

          (vi)  Redline version of the Construction Documents.

          (vii) A true and complete copy of all as-built plans and drawings for the Work.

5.   Termination. If the Lease is terminated prior to the date on which the Work
     -----------
are completed, for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Work to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Work and restoration costs related thereto. Upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Work it being the intention of the parties that the Work is to be considered incorporated into the Building.

6.   Lease Provisions; Conflict. The terms and provisions of the Lease, insofar
     --------------------------
as they are applicable, in whole or in part, to this EXHIBIT J, are hereby
                                                     ---------
incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT J, the terms of this EXHIBIT J shall
                            ---------                    ---------
prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                                  EXHIBIT J-1
                      CONSTRUCTION INSURANCE REQUIREMENTS

Before commencing work, the contractor shall procure and maintain at its sole cost and expense until completion and final acceptance of the work, at least the following minimum levels of insurance.

A. Workers' Compensation in statutory amounts and Employers Liability Insurance in the minimum amounts of $100,000 each accident for bodily injury by accident and $100,000 each employee for bodily injury by disease with a $500,000 policy limit, covering each and every worker used in connection with the contract work.

B. Comprehensive General Liability Insurance on an occurrence basis including, but not limited to, protection for Premises/Operations Liability, Broad Form Contractual Liability, Owner's and Contractor's Protective, and Products/Completed Operations Liability*, in the following minimum limits of liability.

     Bodily Injury, Property Damage, and
     Personal Injury Liability             $2,000,000/each occurrence
                                           $3,000,000/aggregate

     * Products/Completed Operations Liability Insurance is to be provided for a period of at least one (1) year after completion of work.

     Coverage should include protection for Explosion, Collapse and Underground Damage.

C. Comprehensive Automobile Liability Insurance with the following minimum limits of liability.

     Bodily Injury and Property            $1,000,000/each occurrence
     Damage Liability                      $2,000,000/aggregate

     This insurance will apply to all owned, non-owned or hired automobiles to be used by the Contractor in the completion of the work.

D. Umbrella Liability Insurance in a minimum amount of five million dollars ($5,000,000), providing excess coverage on a following-form basis over the Employer's Liability limit in Paragraph A and the liability coverages outlined in Paragraphs B and C.

E. Equipment and Installation coverages in the broadest form available covering Contractor's tools and equipment and material not accepted by Tenant.

All policies of insurance, duplicates thereof or certificates evidencing coverage shall be delivered to Landlord prior to commencement of any work and shall name Landlord, and its partners and lenders as additional insureds as their interests may appear. All insurance policies shall (1) be issued by a company or companies licensed to be business in the state of California, (2) provide that no cancellation, non-renewal or material modification shall be effective without thirty (30) days prior written notice provided to Landlord,
(3) provide no deductible greater than $ 15,000 per occurrence, (4) contain a waiver to subrogation clause in favor of Landlord, and its partners and lenders, and (5) comply with the requirements of Sections 12.2, 12.3 and 12.4 of the Lease to the extent such requirements are applicable.

     A. 110-v duplex outlet in demising or interior partitious only, as manufactured by Leviton, color to be Ivory.

     B.   Eight (8) outlets per circuit, spacing to meet code (2 per office)

     C.   Transformers to be a minimum of 20% or over required capacity

     D. Contractors to inspect electric room and to include all necessary metering costs

     E.   No aluminum wiring is acceptable

TELEPHONE OUTLET:

     A. One (1) single outlet box in wall with pullwire from outlet box to area above T-bar ceiling per office

     B.   Cover plate for phone outlets to be included

FIRE SPRINKLERS:

     As required by fire codes

TOPSET BASE:

     A.   4" rubber base as manufactured by Burke or equal, standard colors only

     B    4" rubber base at VCT areas

TOILET AREAS:

     Wet walls to receive marlite up to 48" Floors to receive sheetvinyl and cove base as required by code

CARPET:

     Minimum 30 ounce, commercial grade, level loop, UM44-C. Type 1 Class 1. 100% continuous filament. 5-year wear guarantee. Glue down, no pad.

WOOD DOORS:

     Shall be 3'-0" x 7'-0" x 1 3/4" (unless otherwise specified) solid core, prefinished birch "Cal-Wood" B-3 or equal if approved by owner

DOOR FRAMES:

     Shall be ACI or equal, 3 3/4" or 4 7/8" throat, aluminum, dark bronze anodized, snap-on trim

HARDWARE:

     Shall be "Schlage", a lever type "Levon" D series, dark bronze 613 finish, 2 3/4" backset. Closers (where required) shall be Duro X PA X SN-1

INSULATION:

     By Title 24 insulation

PLUMBING:

     A. Shall comply with all local codes and handicapped code requirements. Fixtures shall be either "American Standard", "Koher" or "Norris". All toilet accessories and grab bars shall be "Bobrick" or equal and approved by owner

     B. Plumbing bid shall include 5 gallon minimum, or insta hot with mixer value electric water heater

TOILET PARTITIONS:

     Shall be as manufactured by Fiat, global or equal if approved by owner. Color shall be chosen by tenant

                                  EXHIBIT J-2
                              BUILDING STANDARDS

OFFICE AREA

DEMISING PARTITION AND CORRIDOR WALLS:

     A. 6" 20-gauge metal studs at 24" O C. (or as required by code for span) framed full height from finish floor to structure above

     B One (1) layer 5/8" drywall Type "X" both sides of wall, fire taped only

INTERIOR PARTITIONS:

     A. 3 5/8" 25-gauge metal studs at 24" O C. to bottom of T-bar ceiling grid approximately 9' - 0' high

     B    Top track to be pre-formed slotted aluminum taped in

     C. One (1) layer 5/8" drywall both sides of wall, taped texture ready for paint

     D    3 5/8" metal studs including all lateral bracing as required by code

PERIMETER DRYWALL (A1 OFFICE AREAS):

     A.   One (1) layer 5/8" Type "X" drywall taped texture ready for paint

     B    Provide alternate to texture concrete in lieu of furring walls

COLUMN FURRING:

     A.   Furring channel all sides

     B.   One (1) layer 5/8" drywall taped texture and ready for paint

     C. Provide deductive alternate for texturing columns where there are no pipes to furred out

ACOUSTICAL CEILINGS:

     A. 2' x 4' standard white T-bar grid system as manufactured by Chicago Metallic or equal

     B. 2' x 4' x 5/8" white, fissured, non-directional acoustical tile to be Cortega as manufactured by Armstrong or equal

PAINTING:

     A. Sheetrock walls to receive two (2) coats of interior latex paint as manufactured by Kelly Moore or equal. Some portions of second coat to be single accent color.

     B.   Provide a deductive alternate for not painting warehouse walls

WINDOW COVERING:

     A. 1" aluminum mini-blinds as manufactured by Levelor or equal, color to be selected by Lincoln Property Company

     B.   Blinds to be sized to fit window module

VCT:

     VCT to be 1/8" x 12" x 12" as manufactured by Armstrong - Excelon Series or equal

LIGHT FIXTURES:

     2' x 4' T-bar lay in 3-tube energy efficient fixture with cool white fluorescent tubes with prismatic acrylic lens as manufactured by Lithonia or equal

LIGHT SWITCHES:

     A.   Double switching as required by Title 24

     B.   Switch assembly to be Leviton, color - Ivory

ELECTRICAL OUTLET:

                                  EXHIBIT J-3
                           INITIAL IMPROVEMENT PLAN



                                [CHART OMITTED]

INITIALS:
---------

TENANT:    /s/ Signature Illegible

LANDLORD:  /s/ Signature Illegible

                                  ADDENDUM 1
                          OPTION TO EXTEND THE LEASE

This Addendum 1 is incorporated as a part of that certain Lease Agreement dated May 29, 1997 (the "Lease"), by and between Nuance Communications, Inc., a California corporation ("Tenant"), and LINCOLN MENLO IV & V ASSOCIATES LIMITED, a California limited partnership ("Landlord"), for the leasing of those certain premises located at 1380 Willow Road, Menlo Park, California 94025 as more particularly described in Exhibit A to the Lease (the "Premises"). Any
                          ---------
capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.   GRANT OF EXTENSION OPTION. Subject to the provisions, limitations and
     -------------------------
conditions set forth in Paragraph 5 below, Tenant shall have an Option ("Option") to extend the term of the Lease for five (5) years (the "Extended Term")

2.   TENANT'S OPTION NOTICE. If Landlord does not receive written notice from
     ----------------------
Tenant of its exercise of this Option on a date which is not more than three hundred sixty (360) days nor less than three hundred (300) days prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this Option shall automatically terminate and shall be of no further force or effect.

3.   ESTABLISHING THE INITIAL MONTHLY BASE RENT FOR THE EXTENDED TERM. The
     ----------------------------------------------------------------
initial monthly Base Rent for the Extended Term shall be the then current market rent for the highest and best use for similar space within the competitive market area of the Premises (the "Fair Rental Value"). "Fair Rental Value" of the Premises means the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises as reasonably determined by Landlord.

Neither Landlord nor Tenant shall have the right to have a court or any other third party entity establish the Fair Rental Value. If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Term within thirty
(30) days of receipt by Landlord of the Option Notice, Landlord and Tenant being obligated only to act in good faith, this Option shall automatically terminate and the Lease shall terminate at the end of its initial term.

In no event shall the monthly Base Rent for any period of the Extended Term be less than the highest monthly Base Rent charged during the initial term of the Lease. Upon determination of the initial monthly Base Rent for the Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute, at Landlord's sole option, either the standard lease agreement then in use by Landlord, or an Amendment to this Lease. Such new lease agreement or amendment, as the case may be, shall set forth among other things, the initial monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum 1 unless Landlord and Tenant otherwise agree in writing.

4.   CONDITION OF PREMISES AND BROKERAGE COMMISSIONS FOR THE EXTENDED TERM. If
     ---------------------------------------------------------------------
Tenant timely and properly exercises this Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises, and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Option; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

5.   LIMITATIONS ON, AND CONDITIONS TO, EXTENSION OPTION. This Option is
     ---------------------------------------------------
personal to Tenant and may not be assigned, voluntarily or involuntarily, except in the case of a Related Entity separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in default at any time during the initial term of the Lease, or is currently in default of any provision of the Lease; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises; except for the Initial Sublease, unless the Initial Sublease is still occupying a portion of the Premises, in which case all rights of Tenant shall terminate and/or (3) Tenant's financial condition is unacceptable to Landlord at the time the Option Notice is delivered to Landlord: and/or (4) Tenant has failed to properly exercise this Option in a timely manner in strict accordance with the provisions of this Addendum 1; and/or (5) Tenant no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

                                  ADDENDUM 2

                           EARLY OCCUPANCY AGREEMENT

                                  PAGE 1 OF 1

                  LEASE AGREEMENT DATED MAY 29, 1997, BETWEEN

                         NUANCE COMMUNICATIONS, INC.,
                           A CALIFORNIA CORPORATION
                                  ("TENANT"),
                                      AND
                   LINCOLN MENLO IV & V ASSOCIATES LIMITED,
                       A CALIFORNIA LIMITED PARTNERSHIP,
                                 ("LANDLORD")

This Addendum No. 2 ("Addendum") is incorporated as a part of that certain Lease Agreement dated May 29, 1997 (the "Lease"), by and between Nuance Communications, Inc., a California corporation ("Tenant"), and LINCOLN MENLO IV & V ASSOCIATES LIMITED, a California limited partnership ("Landlord"), of the premises located at 1380 Willow Road, Menio Park, California 94025 (the "Premises") All defined terms used in this Addendum not defined herein shall have the same meaning and definition given them in the Lease.

Notwithstanding anything in the Lease to the contrary, Tenant shall have the right to occupy the Premises (i) after this Lease has been fully executed; and
(ii) after Landlord's construction of the Work described in Exhibit B of the Lease, but prior to the Commencement Date, on July 15, 1997 ("Occupancy Date") through August 15, 1997 ("Early Occupancy Period").

All terms and conditions of the Lease shall be in full force and effect during the Early Occupancy Period except the obligation to pay the Base Rent referenced in Paragraph 3 of the Lease. Tenant shall be responsible for the payment of all Utilities during the Early Occupancy Period.

Tenant's right, as granted herein, to occupy the Premises on the Occupancy Date, is subject to the following:

     1. Landlord shall receive from Tenant a certificate of general liability insurance as specified in the Lease, naming Landlord as additional insured;

     2. By entry, Tenant accepts the Premises as being in good order, condition and repair subject to Paragraph 5 of the Lease and Exhibit B thereof; and

     3. The monthly Base Rent waived during the Early Occupancy Period shall be payable at the rate of sixty-two thousand five hundred fifteen and 20/100 dollars ($62,515.20) per month if an event of default beyond applicable cure periods under the Lease occurs at any time during the term of the Lease or the Early Occupancy Period. Such an event of default shall cause all Base Rent for the Early Occupancy Period to become immediately due and payable by Tenant to Landlord.

If for any reason whatsoever, Landlord cannot deliver occupancy of the Premises to Tenant on the Occupancy Date, the Lease shall not be void or voidable, nor shall Landlord, or Landlord's agents, be liable to Tenant for any loss or damage resulting therefrom; provided, however, Tenant shall not be obligated to pay monthly Base Rent for the Premises for thirty (30) days after Landlord delivers possession and occupancy of the Premises to Tenant. In this event, Tenant and Landlord shall execute a written amendment to this Lease wherein the parties shall specify the actual Occupancy Date, Commencement Date, Expiration Date and the date on which Tenant is to commence paying Base Rent.


INITIALS:
--------

TENANT:     /s/ Signature Illegible

LANDLORD:   /s/ Signature Illegible
     for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   STORAGE TANKS AND SUMPS

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

          Yes [ ]  No [ ]

          If yes, please explain:
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

4.   WASTE MANAGEMENT

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

          Yes [ ]  No [ ]

          If yes, attach a copy of the most recent report filed.

5.   WASTEWATER TREATMENT AND DISCHARGE

     5.1  Will your company discharge wastewater or other wastes to:

          ________ storm drain?     ________ sewer?
          ________ surface water?   ________ no wastewater or other wastes
                                             discharged.

          Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).
     ___________________________________________________________________________

     ___________________________________________________________________________

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes [ ]  No [ ]

          If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.
     ___________________________________________________________________________

     ___________________________________________________________________________

6.   AIR DISCHARGES

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes [ ]  No [ ]

          If yes, please describe:
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

          ______ Spray booth(s)    ________ Incinerator(s)

          ______ Dip tank(s)       ________ Other (Please describe)
          ______ Drying oven(s)    ________ No Equipment Requiring Air Permits

          If yes, please describe:
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

7.   HAZARDOUS MATERIALS DISCLOSURES

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

          Yes [ ]  No [ ]

          If yes, attach a copy of the Management Plan. Existing tenants should attach a copy of any required updates to the Management Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

          Yes [ ]  No [ ]

          If yes, please explain:
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

8.   ENFORCEMENT ACTIONS AND COMPLAINTS

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

          Yes [ ]  No [ ]

          If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________


     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

          Yes [ ]  No [ ]

          If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

     8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

          Yes [ ]  No [ ]

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

          If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

     ___________________________________________________________________________

     ___________________________________________________________________________

9.   PERMITS AND LICENSES

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)___________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(PROSPECTIVE) TENANT:

By:   _____________________________

Title:_____________________________

Date: _____________________________

                                   ADDENDUM 1
                           OPTION TO EXTEND THE LEASE

This Addendum 1 ("Addendum") is incorporated as a part of that certain Lease Agreement dated September 30, 1998 (the "Lease"), by and between AMB Property, L.P., a Delaware limited partnership ("Landlord") and Nuance Communications, Inc., a California corporation ("Tenant"), for the leasing of those certain premises located at 961 Hamilton Avenue, Menlo Park, California 94025 as more particularly described in Exhibit A to the Lease (the "Premises"). Any
                                                       --------
capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.   GRANT OF EXTENSION OPTION. Subject to the provisions, limitations and
     -------------------------
conditions set forth in Paragraph 5 below, Tenant shall have an Option ("Option") to extend the term of the Lease for approximately an additional three
(3) years expiring on September 14, 2004 (the "Extended Term").

2.   TENANT'S OPTION NOTICE. If Landlord does not receive written notice from
     ----------------------
Tenant of its exercise of this Option on a date which is not more than two hundred seventy (270) days nor less than two hundred forty (240) days prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this Option shall automatically terminate and shall be of no further force or effect.

3.   ESTABLISHING THE INITIAL MONTHLY BASE RENT FOR THE EXTENDED TERM. The
     ----------------------------------------------------------------
initial monthly Base Rent for the Extended Term shall be the then current market rent for similar space within the competitive market area of the Premises (the "Fair Rental Value"). "Fair Rental Value" of the Premises means the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises as reasonably determined by Landlord.

Neither Landlord nor Tenant shall have the right to have a court or any other third party entity establish the Fair Rental Value. If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Term within twenty
(20) days of receipt by Landlord of the Option Notice, Landlord and Tenant being obligated only to act in good faith, this Option shall automatically terminate and the Lease shall terminate at the end of its initial term.

In no event shall the monthly Base Rent for any period of the Extended Term be less than the highest monthly Base Rent charged during the initial term of the Lease. Upon determination of the initial monthly Base Rent for the Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute, at Landlord's sole option, either the standard lease agreement then in use by Landlord, or an amendment to this Lease. Such new lease agreement or amendment, as the case may be, shall set forth among other things, the initial monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum 1 unless Landlord and Tenant otherwise agree in writing.

4.   CONDITION OF PREMISES AND BROKERAGE COMMISSIONS FOR THE EXTENDED TERM. If
     ---------------------------------------------------------------------
Tenant timely and properly exercises this Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Option; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

5.   LIMITATIONS ON, AND CONDITIONS TO, EXTENSION OPTION. This Option is
     ---------------------------------------------------
personal to Tenant and may not be assigned, voluntarily or involuntarily, except to a Related Entity, as defined in the Lease, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur. (1) Tenant has been in default at any time during the initial term of the Lease, or is currently in default of any provision of the Lease; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises; and/or (3) Tenant's financial condition is unacceptable to Landlord at the time the Option Notice is delivered to Landlord, and/or (4) Tenant has failed to properly exercise this Option in a timely manner in strict accordance with the provisions of this Addendum 1; and/or (5) Tenant no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

6.    TIME IS OF THE ESSENCE. Time is of the essence with respect to each and
      ----------------------
every time period described in this Addendum.

                                       5